April 14, 2000



Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Vectren Corporation's
Current Report on Form 8-K for the period ended
March 31, 2000, pursuant to the requirements of the Securities Exchange Act of 1934.

Very truly yours,


/s/James A.Hummel, II
James A.Hummel, II
JH:tmw



             SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC   20549

                          FORM 8-K

                       CURRENT REPORT

                  Pursuant to Section 13 of
                   15(d) of the Securities
                    Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                       March 31, 2000


                     VECTREN CORPORATION
   (Exact name of registrant as specified in its charter)


          Indiana                1-15467            35-2086905
(State of Incorporation) (Commission File Number)  (I.R.S. Employer
                                                    Identification
                                                    No.)

        20 N.W. Fourth Street
          Evansville, Indiana                       47741
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (812)465-5300


                            N/A
  (Former name or address, if changed since last report.)

Item 1.  Acquisition or Disposition of Assets

Vectren Corporation (Vectren), the registrant, is an Indiana corporation organized on June 10, 1999 solely for the purpose of effecting the merger of Indiana Energy, Inc. (Indiana Energy) and SIGCORP, Inc. (SIGCORP) with and into Vectren and carrying on the combined business of Indiana
Energy and SIGCORP. On March 31, 2000 the merger of Indiana Energy with SIGCORP and into Vectren was completed. The merger was a tax-free exchange of stock and is being accounted for as a pooling of interests. Each outstanding common share, no par value of Indiana Energy was converted into one share of the common stock, no par value, of Vectren, and each outstanding common share of SIGCORP was converted into 1.333 common shares of Vectren.

Indiana Energy was a public utility holding company with subsidiaries and affiliates engaged in natural gas distribution, gas portfolio administrative services and marketing of natural gas, electric power and related services. As a result of the merger, each of Indiana
Energy's 14 former subsidiaries is now a subsidiary of Vectren.

SIGCORP was a public utility holding company with subsidiaries engaged in the production, transmission and distribution of electric energy, the distribution and sale of natural gas and related services. As a result of the merger, each of SIGCORP's 11 former subsidiaries is now a subsidiary of Vectren.

Indiana Gas Company, Inc. (Indiana Gas) and Southern Indiana Gas and Electric Company (SIGECO) are the primary subsidiaries of Vectren. Both are operating public utilities. Indiana
Gas provides gas utility service in central and southern Indiana. In 1999 Indiana Gas supplied gas to 500,000 residential, small commercial and contract (large commercial and industrial) customers in 311 communities in 49 of 92 counties in the state of Indiana. SIGECO provides generation, transmission, distribution and sale of electric power and the distribution and sale of natural gas in southwestern Indiana. In 1999 SIGECO supplied electric power to approximately 125,000 customers in Evansville, Indiana and 74 other cities, towns, communities and adjacent rural areas. Wholesale electric power was supplied to five communities. Gas was supplied to approximately 108,000 customers in Evansville, Indiana and 64 nearby communities and their environs.

Item 7.  Financial Statements and Exhibits

7(a) and 7(b). The financial statements and pro forma financial information required by Items 7(a) and 7(b) have been previously reported (as defined in Rule 12b-2 under the Securities and Exchange Act of 1934).



Exhibit                          Description
Number

2.1 Agreement and Plan of Merger dated June 11, 1999, among Indiana Energy, Inc., SIGCORP, Inc. and Vectren Corporation (Incorporated by reference to Exhibit 2 to the Current Report on Form 8-K of Indiana Energy, Inc. (Commission file number 1-09091) filed June 15,
       1999).

4.1    Amended and Restated Articles of Incorporation of
       Vectren Corporation effective March 31, 2000.

4.2    Amended and Restated Bylaws of Vectren effective
       March 31, 2000.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VECTREN CORPORATION

      April 14, 2000

                                By:  /s/ Ronald E. Christian
                                         Ronald E. Christian
                                      Senior Vice President,
                               General Counsel and Secretary